NINETEEN HUNDRED NINETY NINE
                                                              SEMI-ANNUAL REPORT

                                                                            SIFE

     SIFE Trust Fund

page
 1

Letter to Investors

                                                                   June 30, 1999

Dear Fellow SIFE Investors:

In the first half of 1999, the market was dominated by large-cap and internet-related stocks. The financial services sector fluctuated despite easing of the Asian crisis and continuation of bank merger activity. I encourage you to carefully read the analysis in this report by our Chief Investment Officer to gain insight into these and other recent developments.

What has not changed is our abiding confidence that a mutual fund specializing in financial services presents a unique potential for our customers to benefit from investments in banks, an industry in which they have direct personal experience.

Many  SIFE   customers  have   expressed   interest  in  additional   investment
opportunities through SIFE. While SIFE Trust Fund will always remain our flagship fund, we are exploring the creation of additional funds with investments complementary to SIFE and in harmony with our distinctive competency. These new funds will be designed to enhance our overall capacity to provide the potential for sustained performance, while retaining the same prudent philosophy that we have built our reputation on for the past 37 years.


Sincerely,

/s/ Bruce. W. Woods
-------------------
Bruce W. Woods
President & Chief Executive Officer

                                                                         [PHOTO]

1999 SEMI-ANNUAL REPORT
-----------------------

                                                            SIFE Trust Fund
                                                                            page
                                                                             2

                                                                June 30, 1999

                                                                    [PHOTO]

                                                                   Mike Stead
                                                               Portfolio Manager
                                                                    and CIO

Chief Investment Officer's Discussion of Fund Performance

For the first half of 1999, SIFE Trust Fund's Class A-I shares posted a 3.65% return*. Our underperformance relative to the market resulted from the continued dominance of very large-cap stocks as well as the strong performance of internet-related stocks. In our sector, the most widely-watched KBW Bank Index,
(BKX), proved to be very difficult to match. The BKX, which consists of the largest 24 banks, posted an 11% return over the same period. However, only 6 stocks in the BKX outperformed the index average, while 13 had negative returns. This is further evidence that lately most of the stock market's positive performance has come from a relatively small group of stocks.

In spite of, or perhaps because of the recent underperformance of banks, SIFE still believes that the financial services sector has better long-term prospects than the overall stock market. The Price/Earnings ratio of the S&P 500 is currently more than 26 times earnings, when compared with earnings expectations of only 15% for 1999. We believe the risk/reward relationship for bank stocks is more favorable. Banks are projected to grow per-share earnings about 14%, yet sell at relatively lower P/E ratios, currently about 17 times earnings, or 65% of S&P 500's P/E ratio.

Consolidation in the banking industry slowed notably in the first half of the year and results have been mixed. To date, only six announced mergers have been greater than $2 billion in transaction value. While this year's merger and acquisition activity isn't as substantial as last year's activity, there were some important announcements: most notable was Fleet's announcement to buy its cross-town rival, BankBoston, for $16 billion. The year's second largest was Firstar Corp.'s acquisition of St. Louis-based Mercantile Bank for $10.6 billion. Also HSB Group announced a purchase of Republic New York for $10.3 billion.

While we expected a temporary pause in merger and acquisition activity due to the "Year 2000" bug, we believe that merger activity will continue for many years. In addition, merger activity may be rekindled by a change in accounting rules. Next year the "pooling of interests" accounting method will no longer be available as an option to acquirers. This may speed merger and acquisition activity, as some sellers may wish to sell using this more favorable accounting method for mergers and acquisitions. Also, we expect that in the near future Congress may pass new bank reform regulations, which could lower the barriers between banks, brokerages, and insurance companies even further. If this occurs, merger activity between these types of firms may accelerate.

Of course, the Federal Reserve Board's posture toward inflation and the economy will continue to influence much of the market's performance. The direction of interest rates are likely to have an impact on the short-term performance of bank stocks, particularly until the market receives a clear indication that Federal Reserve Board rate increases are less likely in the near future.

In summary, while our performance during the first half of 1999 fell below that of relevant market indexes, we continue to believe that financial service companies with proven business strategies and strong management teams will excel in the long term.

-------------------------------------------------
     years     min. load 0%     max. load 5%
-------------------------------------------------
       1            1.47%          -3.60%
-------------------------------------------------
       5           22.57%          21.32%
-------------------------------------------------
      10           17.60%          17.06%
-------------------------------------------------

*Unless otherwise noted, the performance results do not include sales charges, which range from 5% to 0% of dollars invested. All totals include reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance data quoted represents past performance and is not indicative of future results. The Fund performance is affected by many factors including: changes in the levels of equity prices and interest rates generally, the Management Company's selection of specific securities for the portfolio, the Trust Fund's expense ratio, and others. Performance data quoted does not reflect the effect of any market volatility that has occurred since the date of the information. As a result, more recent returns may be substantially more or less than those shown. SIFE Trust Fund concentrates its investments primarily in the financial service sector. Because sector funds are narrowly focused, they typically exhibit higher volatility. Please refer to the prospectus for a more complete description of the risks.

This report is for the information of shareholders of SIFE Trust Fund, but it may also be used as sales literature when preceded or accompanied by the Trust Fund's current prospectus, which gives details about sales charges, investment objectives and operating policies of the Fund. Summary results are documented in the current Statement of Additional Information.

An investor should read the prospectus carefully before investing. For a free prospectus call (800) 524-7433. SIFE, Inc. is the distributor of SIFE Trust Fund.

The Standards and Poor's 500 Index is a value weighted price index composed of 500 large capitalized U.S. stocks and is regarded as a broad based benchmark for market conditions.

                                                         -----------------------
                                                         1999 SEMI-ANNUAL REPORT

     SIFE Trust Fund
page
 3

Statement of Assets and Liabilities

--------------------------------------------------------------------------------
June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments in securities, at market (cost $602,947,058) ...    $1,034,475,042
  Repurchase agreements ......................................        87,133,000
  Cash .......................................................         1,523,293
  Receivables for:
     Investment securities sold ..............................        16,003,009
     Fund shares sold ........................................         7,145,058
     Dividends ...............................................         1,422,624
     Interest ................................................            12,411
                                                                  --------------
          Total assets .......................................     1,147,714,437
                                                                  --------------

Liabilities:
  Open put options, at market (premiums received, $104,246) ..           118,750
  Payables for:
     Fund shares repurchased .................................         1,260,326
     SIFE (the "Management Company") .........................         1,198,915
                                                                  --------------
          Total liabilities ..................................         2,577,991
                                                                  --------------
     Net assets ..............................................    $1,145,136,446
                                                                  ==============

Class A-I:
  Net asset value per share
     ($977,095,446 divided by 151,179,721 shares outstanding)     $         6.46
                                                                  ==============
  Maximum offering price per share (100/95 of $6.46) .........    $         6.80
                                                                  ==============

Class A-II:
  Net asset value per share
     ($125,059,531 divided by 19,345,369 shares outstanding) .    $         6.46
                                                                  ==============
  Maximum offering price per share (100/95 of $6.46) .........    $         6.80
                                                                  ==============

Class B:
  Net asset value and offering price per share
     ($39,058,328 divided by 6,046,319 shares outstanding) ...    $         6.46
                                                                  ==============

Class C:
  Net asset value per share
     ($3,923,141 divided by 608,916 shares outstanding) ......    $         6.44
                                                                  ==============
  Maximum offering price per share (100/99 of $6.44) .........    $         6.51
                                                                  ==============

See Notes To Financial Statements

1999 SEMI-ANNUAL REPORT
-----------------------

                                                            SIFE Trust Fund
                                                                            page
                                                                             4

Investment Portfolio

--------------------------------------------------------------------------------
June 30, 1999 (unaudited)                      Number of Shares     Market Value
--------------------------------------------------------------------------------

Common Stocks: 90.3%

  Banks: 78.1%

     AmSouth Bancorporation                             975,000     $ 22,607,813
     BankBoston Corp.                                   400,000       20,450,000
     Banknorth Group Inc.                                15,000          495,000
     Bank of New York Company, Inc.                   1,070,000       39,255,625
     BB&T Corporation                                   300,096       11,009,772
     Centura Banks, Inc.                                 27,500        1,550,312
     Chase Manhattan Corp.                              769,000       66,614,625
     Chittenden Corporation                             110,156        3,442,375
     Citigroup Inc.                                     900,000       42,750,000
     City National Corporation                          360,000       13,477,500
     Colonial BancGroup, Inc.                            40,000          557,500
     Comerica Incorporated                              591,550       35,160,253
     Community First Bankshares, Inc.                   376,724        8,994,285
     Compass Bancshares, Inc.                           534,900       14,576,025
     Cullen/Frost Bankers, Inc.                         331,800        9,145,238
     EVEREN Capital Corporation                          25,500          760,219
     Fifth Third Bancorp                                 40,000        2,662,500
     First American Corp.                               250,000       10,390,625
     First Security Corporation                          75,000        2,043,750
     First Tennessee National Corporation               782,000       29,960,375
     First Union Corporation                            362,000       17,014,000
     Firstar Corporation                              1,061,100       29,710,800
     Fleet Financial Group, Inc.                        900,000       39,937,500
     Golden State Bancorp Inc.*                         300,000        6,600,000
     Imperial Bancorp*                                  665,800       13,191,163
     Independent Bank Corp.                             541,000        8,520,750
     KeyCorp                                          1,125,000       36,140,625
     M & T Bank Corp.                                    39,100       21,505,000
     Mellon Bank Corp.                                1,113,800       40,514,475
     Mercantile Bankshares Corp.                         60,000        2,122,500
     National City Corporation                          530,000       34,715,000

                                               See Notes To Financial Statements

                                                         -----------------------
                                                         1999 SEMI-ANNUAL REPORT

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     SIFE Trust Fund
page
 5

Investment Portfolio

--------------------------------------------------------------------------------
June 30, 1999 (unaudited)                      Number of Shares     Market Value
--------------------------------------------------------------------------------

Common Stocks, continued

  Banks, continued

     National Commerce Bancorporation                   126,000     $  2,756,250
     Northern Trust Corp.                               139,600       13,541,200
     North Fork Bancorp Inc.                          1,119,300       23,855,081
     PNC Bank Corporation                               365,000       21,033,125
     Provident Financial Group                           65,000        2,843,750
     Regions Financial Corp.                            190,000        7,303,125
     Republic Bancorp, Inc.                              14,500          168,563
     SouthTrust Corporation                             120,000        4,605,000
     Sterling Bancshares, Inc.                          400,000        5,350,000
     Summit Bancorp                                     579,530       24,231,598
     Summit Bancshares, Inc.                            290,000        5,038,750
     SunTrust Banks, Inc.                               440,000       30,552,500
     TCF Financial Corporation                          253,200        7,057,950
     UnionBanCal Corp.                                  251,000        9,067,375
     Union Planters Corp.                               143,800        6,426,062
     U.S. Bancorp                                     1,350,500       45,917,000
     UST Corp.                                           77,000        2,329,250
     Wachovia Corporation                               425,100       36,372,619
     Webster Financial Corporation                      163,600        4,437,650
     Wells Fargo & Company                              800,000       34,200,000
     Westamerica Bancorporation                         350,000       12,775,000
     Zions Bancorporation                               134,700        8,553,450
                                                                    ------------
                                                                     894,290,903
  Consumer Financial Services: 5.6%
     Federal Home Loan Mortgage Co.                     133,300        7,731,400
     Federal National Mortgage Association              300,000       20,512,500
     MBNA Corporation                                    97,500        2,985,938
     MGIC Investment Corp.                               40,000        1,945,000
     State Street Corporation                           361,500       30,863,062
                                                                    ------------
                                                                      64,037,900

See Notes To Financial Statements

1999 SEMI-ANNUAL REPORT
-----------------------

                                                            SIFE Trust Fund
                                                                            page
                                                                             6

Investment Portfolio

-------------------------------------------------------------------------------------------------------------
June 30, 1999 (unaudited)                                                   Number of Shares     Market Value
-------------------------------------------------------------------------------------------------------------

Common Stocks, continued

  Thrifts: 2.9%

     Charter One Financial, Inc. ..........................................          648,281   $   18,030,315
     FirstFed Financial Corp.* ............................................          313,700        6,038,725
     Peoples Heritage Financial Group, Inc. ...............................          355,270        6,683,517
     Sovereign Bancorp, Inc. ..............................................          220,000        2,667,500
                                                                                               --------------
                                                                                                   33,420,057
  Insurance: 2.0%
     American Express Company .............................................           50,000        6,506,250
     American International Group, Inc. ...................................          115,425       13,511,939
     Fremont General Corp. ................................................           44,000          830,500
     Transatlantic Holdings, Inc. .........................................           35,000        2,622,812
                                                                                               --------------
                                                                                                   23,471,501
  Brokerages: 1.7%
     Alliance Capital Management L.P. .....................................           89,700        2,898,431
     Goldman Sachs Group, Inc. ............................................          160,000       11,560,000
     Merrill Lynch & Co., Inc. ............................................           60,000        4,796,250
                                                                                               --------------
                                                                                                   19,254,681
                                                                                               --------------
Total Common Stocks (cost $602,947,058) ...................................                     1,034,475,042
                                                                                               --------------

Repurchase agreements: 7.6%
     State Street Bank and Trust Company, 4.25%, due 07/01/99
       Collateral: U.S. government obligations, market value of $86,235,700                        84,133,000
     State Street Bank and Trust Company, 4.25%, due 09/20/99
       Collateral: U.S. government obligations, market value of $3,190,000                          3,000,000
                                                                                               --------------
Total Repurchase Agreements ...............................................                        87,133,000
                                                                                               --------------
Total Investments (cost $690,080,058): 97.9% ..............................                     1,121,608,042
                                                                                               --------------
Other Assets and Liabilities, net: 2.1% ...................................                        23,528,404
                                                                                               --------------
Net Assets: 100.0% ........................................................                    $1,145,136,446
                                                                                               ==============

Open Put Options At June 30, 1999:** (unaudited)


                                                    Expiration        Strike         Shares           Market
                                                       Date            Price        Optioned          Value
                                                  -----------------------------------------------------------

  Banks:

     Keycorp                                      September 99          30           100,000         $118,750
                                                                                                     --------
Total Put Options (premiums received $104,246) .....                                                 $118,750
                                                                                                     ========

*Non-income producing **See note 7 to financial statements

                                                                            See Notes To Financial Statements

                                                         -----------------------
                                                         1999 SEMI-ANNUAL REPORT

     SIFE Trust Fund
page
 7

Statement of Operations

--------------------------------------------------------------------------------
For the Six-Month Period Ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

Investment income:

  Income:

     Dividends ..................................    $10,623,805
     Interest ...................................      2,059,223
                                                     -----------
          Total investment income ...............                    $12,683,028

  Expenses:

     Management fees ............................      7,109,347
     Service and distribution expenses
        Class A-II ..............................        141,792
        Class B .................................        194,785
        Class C .................................         18,609
                                                     -----------
          Total expenses ........................                      7,464,533
                                                                     -----------
          Net investment income .................                      5,218,495
                                                                     -----------

Realized and unrealized gain/(loss) on investments:

     Net realized gain ..........................     75,649,019
     Net decrease in unrealized appreciation
          of investments during the period ......    (39,775,890)
                                                     -----------

                                                                     -----------
          Net gain on investments ...............                     35,873,129
                                                                     -----------
Net increase in net assets resulting from operations                 $41,091,624
                                                                     ===========

See Notes To Financial Statements

1999 SEMI-ANNUAL REPORT
-----------------------

                                                            SIFE Trust Fund
                                                                            page
                                                                             8

Statement of Changes in Net Assets

------------------------------------------------------------------------------------------------------
For the Six-Month Period Ended June 30, 1999 (unaudited) and the Year Ended December 31, 1998
------------------------------------------------------------------------------------------------------
                                                                    June 30, 1999    December 31, 1998

Increase in net assets:

  Operations:

     Net investment income ......................................   $     5,218,495    $    11,432,604
     Net realized gain from investment transactions .............        75,649,019         70,883,571
     Net decrease in unrealized appreciation of investments .....       (39,775,890)       (26,982,915)
                                                                    ----------------------------------
          Net increase in net assets resulting from operations ..        41,091,624         55,333,260

Distributions paid to investors:

  From net investment income:

     Class A-I ..................................................        (4,307,291)       (10,625,303)
     Class A-II .................................................          (377,758)          (801,182)
     Class B ....................................................              --              (15,045)
     Class C ....................................................              --                 (995)

  From net realized gain on investments:

     Class A-I ..................................................              --          (66,062,653)
     Class A-II .................................................              --           (7,169,547)
     Class B ....................................................              --           (2,512,490)
     Class C ....................................................              --             (190,198)
                                                                    ----------------------------------
          Total distributions ...................................        (4,685,049)       (87,377,413)

  Capital share transactions:

     Increase from capital shares sold and reinvested ...........       385,740,895        441,334,161
     Decrease from capital shares repurchased ...................      (451,897,556)      (386,217,042)
                                                                    ----------------------------------
          Net (decrease)/increase from capital share transactions       (66,156,661)        55,117,119

          Total (decrease)/increase in net assets ...............       (29,750,086)        23,072,966

Net assets:

     Beginning of period ........................................     1,174,886,532      1,151,813,566
                                                                    ----------------------------------
     End of period ..............................................   $ 1,145,136,446    $ 1,174,886,532
                                                                    ==================================

Net assets consist of:

     Shares of beneficial interests .............................   $   637,718,952    $   704,211,971
     Undistributed net investment income ........................           555,218             31,622
     Undistributed net realized gain/(loss) on sale of
       investment securities and option contracts ...............        75,348,796           (646,431)
     Unrealized appreciation of investment securities ...........       431,513,480        471,289,370
                                                                    ----------------------------------
                                                                    $ 1,145,136,446    $ 1,174,886,532
                                                                    ==================================

                                               See Notes To Financial Statements

                                                         -----------------------
                                                         1999 SEMI-ANNUAL REPORT

     SIFE Trust Fund
page
 9


Notes to Financial Statements (unaudited)

Note 1.

Significant Accounting Policies

SIFE Trust Fund (the "Trust Fund") is an open-end diversified management investment company offering its shares on a continuous basis to the public. The Trust Fund was organized as a business trust under the laws of the State of Delaware on February 28, 1997. The Trust Fund is the successor-in-interest to SIFE Trust Fund, a California trust organized on September 26, 1960 which had operated as a mutual fund since July 2, 1962. The Trust Fund is registered under the Investment Company Act of 1940, as amended, (the "1940 Act").

The Trust Fund offers four classes of shares: Class A-I, Class A-II, Class B and Class C. Class A-I shares are available for purchase only by (i) a Trust Fund account which was established on or prior to April 30, 1996; (ii) directors, employees and registered representatives of SIFE (the "Management Company") and the Trust Fund, and their immediate family members; and (iii) broker/dealers and certain other institutional purchasers. The offering of Class A-II shares began May 1, 1996 and the offering of Class B and C shares began May 1, 1997. Realized and unrealized gains or losses and investment income, net of management fees, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Each class of shares differs in its respective distribution expenses and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Trust Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for registered investment companies.

Portfolio valuation:

Portfolio securities which are listed on a national stock exchange are valued at the closing price on the stock exchange on which they are primarily traded. If there has been no daily trading in a listed security, that security is valued at the last available closing price. Securities which are traded over-the-counter and for which closing prices are readily available (such as NASDAQ) are valued at the closing price. Other securities which are traded over-the-counter but for which closing prices are not readily available are valued at the closing bid price. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value. Temporary investments in repurchase agreements are valued at cost.

Security transactions and related investment income:

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are recorded on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Distributions to investors:

Distributions paid to investors are recorded on the ex-distribution date. Net investment income is distributed proportionately to each investor's account as of the last business day in February, May, August and December. Realized gains, net of losses, from securities held for more than one year are normally distributed annually as of the last business day in November. Realized gains, net of losses, from securities held for less than one year are normally distributed annually as of the last business day in December.

Income taxes:

The Trust Fund's policy is to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to its investors. Therefore, no provision for federal income taxes is recorded in the financial statements.

Covered call and put options:

The Trust Fund may write covered call options on securities held by the Trust Fund for non-speculative or hedging purposes, may write covered put options on securities for the same purposes, and may enter into closing purchase transactions with respect to such options. Options written by the Trust Fund normally will have expiration dates between three and nine months from the date written.

All call and put options written by the Trust Fund must be "covered." A call option will be considered covered if the Trust Fund, so long as it remains obligated as a writer, owns the securities underlying the options. A put option will be covered if the Trust Fund, so long as it remains obligated as a writer, maintains in a segregated account held by State Street Bank and Trust Company ("State Street Bank") as custodian of the Trust Fund, cash, U.S. Treasury Bills or high-grade short-term debt securities in an amount equal to or greater than the exercise price of the put option.

The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. When the Trust Fund writes an option, an amount equal to the premium received by the Trust Fund is recorded as an asset and equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price or in the absence of a sale, the last bid price on that day. If a written option expires on the stipulated expiration date or if the Trust Fund enters into a closing purchase transaction, the Trust Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a

1999 SEMI-ANNUAL REPORT
-----------------------

                                                            SIFE Trust Fund
                                                                            page
                                                                             10

Notes to Financial Statements (unaudited)

written call option is exercised, the Trust Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost basis of the underlying security is reduced by the premium originally received.

Repurchase agreements:

The Trust Fund may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Trust Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements are intended to ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings and other uncertainties and expenses.

Note 2.

Affiliated Party Transactions - Agreements with SIFE (the "Management Company")

The Management Company is the investment advisor, administrator, transfer agent, and underwriter for the Trust Fund and has acted in such capacities since the formation of the Trust Fund. State Street Bank serves as custodian, sub-transfer agent and service provider to existing Trust Fund investors.

Transfer agency agreement and administrative services agreement:

Pursuant to a transfer agency agreement, the Management Company acts as the Trust Fund's transfer agent, as well as providing fund accounting services. Effective March 24,1997 the Management Company, in turn, engaged State Street Bank to provide certain transfer agency functions for the Trust Fund. Effective April 1, 1996, all expenses related to the operation of the Trust Fund are the responsibility of the Management Company (see "Investment Advisory Agreement" below). Under the terms of a prior investment advisory agreement, certain Trust Fund expenses were paid by the Management Company and reimbursed by the Trust Fund monthly.

Investment advisory agreement:

The Trust  Fund has  entered  into an  investment  advisory  agreement  with the
Management Company. Under the terms of the current investment advisory agreement, the Management Company provides investment advice, a broad range of administrative, regulatory and other services for the Trust Fund and the investors, and receives an all-inclusive management fee of 1.25% of the Trust Fund's average daily net assets, per annum. During the six-month period ended June 30, 1999, management fees incurred by the Trust Fund totaled $7,109,347.

Distribution plan and underwriting agreement:

Pursuant to Rule 12b-1 under the 1940 Act, the Trust Fund's Board of Trustees has adopted separate distribution plans with respect to the Trust Fund's Class A-II, Class B and Class C shares, pursuant to which the Trust Fund reimburses the Management Company for a portion of its shareholder servicing and distribution expenses.

Under the Class A-II Plan, the Trust Fund may pay the Management Company a distribution fee at the annualized rate of 0.25% of the average daily net assets of the Trust Fund's Class A-II shares for expenditures incurred by the Management Company in providing services as principal underwriter to the Trust Fund for such shares. Under each of the Class B and Class C Plans, the Trust Fund may pay the Management Company a distribution fee at the annualized rate of 0.75% of the average daily net assets of the Trust Fund's Class B and Class C shares for its expenditures incurred in providing services as principal underwriter for such shares, and may pay the Management Company a service fee at the annualized rate of 0.25% of the average daily net assets of the Trust Fund's Class B and Class C shares, for the Management Company's expenditures incurred in servicing and maintaining shareholder accounts.

In its capacity as principal underwriter for the Trust Fund, the Management Company receives commissions of 2.5% to 5.0% on sales of the Trust Fund's Class A-I and Class A-II shares. No sales charge is assessed on purchases of $1,000,000 or more, purchases by directors, trustees, employees and registered representatives of the Management Company and the Trust Fund, and their immediate family members, as well as broker-dealers and certain other institutional purchasers.

Class B shares are offered at net asset value per share, without the imposition of a sales charge, but are subject to a contingent deferred sales charge ("CDSC") of up to 5.0% if redeemed within six years of purchase. Class B shares automatically convert into Class A-II shares, based on relative net asset values, on the sixth anniversary of their purchase. The Management Company will pay to the selling dealer, out of its own resources, a sales commission of 4.0% of the Class B shares purchased.

Class C shares are subject to an initial sales charge of 1%. Any shares redeemed prior to one year following the initial purchase are subject to a 1% CDSC.

Commissions are deducted from the gross proceeds received from the sale of investment shares, and as such are not expenses of the Trust Fund.

Commissions retained by the Management Company totaled $28,312 for the six-month period ended June 30, 1999.

Certain officers and directors of the Trust Fund are also officers and

                                                         -----------------------
                                                         1999 SEMI-ANNUAL REPORT

     SIFE Trust Fund
page
 11

Notes to Financial Statements (unaudited)

directors of the Management Company. On June 30, 1999, the Management Company owned 469,682 Class A-I shares of the Trust Fund.

Note 3.

Unrealized Appreciation of Investments

On June 30, 1999, the net unrealized appreciation for all securities was as follows:

Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost ..............  $433,403,017

Aggregate gross unrealized depreciation for all investments
in which there is an excess of tax cost over value ..............    (1,875,033)
                                                                   ------------
Net unrealized appreciation .....................................  $431,527,984
                                                                   ============

The tax cost basis used in the above calculation is the same as that used for financial statement purposes.

Note 4.

Capital Share Transactions

The following is a summary of share  transactions for the six-month period ended
June 30, 1999 (unaudited) and the year ended December 31, 1998:

                                                 1999                             1998
                                     --------------------------------------------------------------
Class A-I                               Shares         Amount             Shares         Amount
---------                               ------         ------             ------         ------
Shares sold ....................       2,400,765    $  15,086,369       10,264,524    $  65,303,921
Shares issued in connection with
  reinvestment of distributions          618,502        3,878,000       11,734,641       71,066,418
                                     --------------------------------------------------------------
                                       3,019,267       18,964,369       21,999,165      136,370,339
Shares repurchased .............     (13,996,697)     (88,607,072)     (22,439,728)    (142,308,295)
                                     --------------------------------------------------------------
Net decrease ...................     (10,977,430)   $ (69,642,703)        (440,563)   $  (5,937,956)
                                     ==============================================================

                                                 1999                             1998
                                     --------------------------------------------------------------
Class A-II                              Shares         Amount             Shares         Amount
----------                              ------         ------             ------         ------
Shares sold ....................      56,884,205    $ 362,272,724       41,331,298    $ 266,163,815
Shares issued in connection with
  reinvestment of distributions           54,034          338,783        1,269,378        7,751,784
                                     --------------------------------------------------------------
                                      56,938,239      362,611,507       42,600,676      273,915,599
Shares repurchased .............     (56,221,443)    (357,919,277)     (37,124,813)    (239,844,067)
                                     --------------------------------------------------------------
Net increase ...................         716,796    $   4,692,230        5,475,863    $  34,071,532
                                     ==============================================================


                                                 1999                             1998
                                     --------------------------------------------------------------
Class B                                 Shares         Amount             Shares         Amount
-------                                 ------         ------             ------         ------
Shares sold ....................         544,269    $   3,433,095        3,922,688    $  25,579,740
Shares issued in connection with
  reinvestment of distributions             (603)               3          366,593        2,218,133
                                     --------------------------------------------------------------
                                         543,666        3,433,098        4,289,281       27,797,873
Shares repurchased .............        (772,483)      (4,888,821)        (511,127)      (3,220,808)
                                     --------------------------------------------------------------
Net (decrease)/increase ........        (228,817)   $  (1,455,723)       3,778,154    $  24,577,065
                                     ==============================================================


                                                 1999                             1998
                                     --------------------------------------------------------------
Class C                                 Shares         Amount             Shares         Amount
-------                                 ------         ------             ------         ------
Shares sold ....................         120,046    $     756,921          479,012    $   3,083,299
Shares issued in connection with
  reinvestment of distributions           (4,006)         (25,000)          27,638          167,051
                                     --------------------------------------------------------------
                                         116,040          731,921          506,650        3,250,350
Shares repurchased .............         (75,955)        (482,386)        (142,207)        (843,872)
                                     --------------------------------------------------------------
Net increase ...................          40,085    $     249,535          364,443    $   2,406,478
                                     ==============================================================

Note 5.

Purchases and Sales of Securities

Purchases and sales of investment securities were $134,430,266 and $191,524,327, respectively for the six-month period ended June 30, 1999.

Note 6.

Concentration of Credit Risk

On June 30, 1999, approximately $1,034,475,042 (90.3% of net assets) of the Trust Fund's investments were in equities of financial institutions.

Note 7.

Financial Instruments

The Trust Fund may trade in financial instruments with off-balance sheet risk during the normal course of investing activities to assist in managing exposure to various market risks. These financial instruments include written covered call and put options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. As of June 30,1999 repurchase agreements valued at $3,000,000 were held in escrow by the custodian in connection with a put option written by the Trust Fund.

1999 SEMI-ANNUAL REPORT
-----------------------

                                                            SIFE Trust Fund
                                                                            page
                                                                             12

Financial Highlights
                                                                              Class A-I
                                                         -------------------------------------------------------------
Years Ended, December 31                                   1999*      1998       1997       1996       1995       1994
                                                         -------------------------------------------------------------
Selected Per Share Data
     (For one share outstanding throughout
        each period):
  Net asset value, beginning of period .............      $6.26      $6.45      $4.86      $4.58      $3.55      $3.83
                                                         -------------------------------------------------------------
  Income from investment operations:
    Net investment income ..........................       0.03       0.07       0.08       0.09       0.10       0.09
    Net realized and unrealized
      gain (loss) on investments ...................       0.20       0.24       2.07       1.16       1.68      (0.13)
                                                         -------------------------------------------------------------
        Total from investment operations ...........       0.23       0.31       2.15       1.25       1.78      (0.04)
                                                         -------------------------------------------------------------
  Less distributions to investors:
    Distributions from net investment income .......      (0.03)     (0.07)     (0.08)     (0.09)     (0.10)     (0.09)
    Distributions from capital gains ...............        --       (0.43)     (0.48)     (0.88)     (0.65)     (0.15)
                                                         -------------------------------------------------------------
        Total distributions ........................      (0.03)     (0.50)     (0.56)     (0.97)     (0.75)     (0.24)
                                                         -------------------------------------------------------------
  Net asset value, end of  period ..................      $6.46      $6.26      $6.45      $4.86      $4.58     $3.55
                                                         =============================================================
Total Return++ .....................................      3.7%       5.1%        44.8%      27.4%      49.9%     (1.5%)
                                                         =============================================================

Ratios and Supplemental Data
  Net assets, end of period (in millions) ..........      $977      $1,015     $1,049      $769       $614      $410
                                                         =============================================================
  Ratios to average net assets:
      Expenses*** ..................................      1.25%       1.25%      1.25%      1.20%     1.03%      0.94%
                                                         =============================================================
      Net investment income*** .....................      0.98%       1.04%      1.38%      1.82%     2.25%      2.27%
                                                         =============================================================
  Portfolio turnover rate*** .......................      22.0%       31.0%      63.0%     140.2%     93.5%      25.2%
                                                         =============================================================


                                                          Class A-II                     Class B                   Class C
                                                ------------------------------------------------------------------------------------
Years Ended, December 31                         1999*    1998     1997   1996+   1999*   1998     1997**  1999*    1998      1997**
                                                ------------------------------------------------------------------------------------
Selected Per Share Data
     (For one share outstanding throughout
        each period):
  Net asset value, beginning of period .....    $6.26    $6.46    $4.86   $4.73   $6.26   $6.45    $5.41    $6.24   $6.46    $5.41
                                                ------------------------------------------------------------------------------------
  Income from investment operations:
     Net investment income .................     0.02     0.05     0.07    0.07    --      --       0.01     --       --      0.01
     Net realized and unrealized
       gain (loss) on investments ..........     0.20     0.23     2.07    1.01    0.20    0.24     1.53     0.20    0.21     1.54
                                                ------------------------------------------------------------------------------------
         Total from investment operations ..     0.22     0.28     2.14    1.08    0.20    0.24     1.54     0.20    0.21     1.55
                                                ------------------------------------------------------------------------------------
  Less distributions to investors:
    Distributions from net investment income    (0.02)   (0.05)   (0.06)  (0.07)    --       --    (0.02)     --       --    (0.02)
    Distributions from capital gains .......      --     (0.43)   (0.48)  (0.88)    --    (0.43)   (0.48)     --    (0.43)   (0.48)
                                                ------------------------------------------------------------------------------------
         Total distributions ...............    (0.02)   (0.48)   (0.54)  (0.95)    --    (0.43)   (0.50)     --    (0.43)   (0.50)
                                                ------------------------------------------------------------------------------------
  Net asset value, end of  period ..........    $6.46    $6.26    $6.46   $4.86   $6.46   $6.26    $6.45    $6.44   $6.24    $6.46
                                                ====================================================================================
  Total Return++ ...........................      3.6%     4.7%    44.6%   22.8%    3.2%    4.1%    28.9%     3.2%    3.6%    29.1%
                                                ====================================================================================

Ratios and Supplemental Data
  Net assets, end of period (in millions) ..     $125     $117    $85     $18     $39     $39      $16      $4      $4       $1
                                                ====================================================================================
  Ratios to average net assets:
         Expenses*** .......................     1.50%    1.50%    1.50%   1.48%   2.25%   2.25%    2.22%    2.25%   2.25%    2.25%
                                                ====================================================================================
         Net investment income*** ..........     0.70%    0.79%    1.11%   1.77%   0.00%   0.00%    0.30%    0.00%   0.00%    0.30%
                                                ====================================================================================
  Portfolio turnover rate*** ...............     22.0%    31.0%    63.0%  140.2%   22.0%   31.0%    63.0%    22.0%   31.0%    63.0%
                                                ====================================================================================

*    For the six-month period ended June 30, 1999 (unaudited)
+ For the period May 1, 1996 (commencement of operations) to December 31, 1996. ** For the period May 1, 1997 (commencement of operations) to December 31, 1997.
++   Sales loads are not reflected in total return
***  Annualized
                                                 See Notes To Financial Statements

                                                         -----------------------
                                                         1999 SEMI-ANNUAL REPORT

     SIFE Trust Fund
page
 13

Graphical Analysis (unaudited)

SIFE Performance

------------------------------------------------------------------
               Average Annual Compounded Total Return

------------------------------------------------------------------
     years     min. load 0%     max. load 5%    S & P 500 Index
------------------------------------------------------------------
       1            1.47%          -3.60%           22.76%
------------------------------------------------------------------
       5           22.37%          21.32%           27.87%
------------------------------------------------------------------
      10           17.60%          17.06%           18.78%
------------------------------------------------------------------


SIFE's Investment Portfolio
                                                           (as of June 30, 1999)

                             Banks 78.1%
              Repurchase Agreements 7.6%
        Consumer Financial Services 5.6%
                            Thrifts 2.9%
                          Insurance 2.0%
                          Bokerages 1.7%


Comparison to the S & P 500 Index
                                                           (as of June 30, 1999)


                     ***[CUSTOMER TO SUPPLY PLOT POINTS]***

                                        * Average Annual Compounded Total Return

The above graph represents a hypothetical illustration comparing a $9,500 investment made in SIFE Trust Fund on June 30, 1989 ($9,500 represents a $10,000 investment with the maximum sales charge deducted) to a $10,000 investment made in the Standard and Poor's 500 Composite Price Index and includes reinvestments of dividends and capital gains. The Standard and Poor's 500 Index is an unmanaged value-weighted price index composed of 500 large capitalized U.S. stocks and is regarded as a broad based benchmark for market conditions.

The above chart represents a hypothetical illustration comparing a $9,500 investment and a $10,000 investment made in SIFE Trust Fund on June 30, 1989 to a $10,000 investment made in the Standard and Poor's 500 Composite Price Index and includes reinvestments of dividends and capital gains.

Please be aware that the return information in the chart and graph for SIFE includes operating expenses (such as management fees) that reduce returns, while the return for the Standard and Poor's 500 Composite Price Index does not.

Performance data quoted represents past performance and does not predict future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data is quoted for Class A-I only (performance for other classes will vary due to differences in fee structures) and does not reflect the effect of any market volatility that has occurred since the date of the information. As a result, returns after the date of this report may be substantially more or less than those shown.

SIFE Trust Fund is a sector fund and as such may exhibit higher volatility than the overall stock market. Please refer to the prospectus for a complete disclosure of the risks associated with the financial services sector, as well as the expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before investing in any fund. For a free copy of the SIFE prospectus, please call (800) 524-7433.

1999 SEMI-ANNUAL REPORT
-----------------------

                                                            SIFE Trust Fund
                                                                            page
                                                                             14

SIFE's Top Ten Holdings                        (as of June 30, 1999) (unaudited)


Chase Manhattan Corp.          5.8%
U.S. Bancorp                   4.0%
Citigroup Inc.                 3.7%
Mellon Bank Corp.              3.5%
Fleet Financial Group, Inc.    3.5%
Bank of New York Company, Inc. 3.4%
Wachovia Corporation           3.2%
KeyCorp                        3.2%
Comerica Incorporated          3.1%
National City Corporation      3.0%

Officers And Trustees of the SIFE Tust Fund
--------------------------------------------------------------------------------

Haig G. Mardikian*
Chairman of the Board and Trustee

Walter S. Newman*
Vice Chairman of the Board and Trustee

Bruce W. Woods
President and Trustee

Charles W. Froehlich, Jr.
Secretary and Trustee

John A. Meany*
Trustee

Neil L. Diver*
Trustee

Sam A. Marchese
Trustee Emeritus

Diane Howard Belding
Trustee

Gary A. Isaacson
Treasurer

*Independent Trustees


Officers And Directors of SIFE (the "Management Company")
--------------------------------------------------------------------------------

Bruce W. Woods
President, Chief Executive Officer and
Chairman

Michael J. Stead
Chief Investment Officer and Director

Gary A. Isaacson
Chief Financial Officer

Charles W. Froehlich, Jr.
Secretary and Director

John W. Woods
Director

Sam A. Marchese
Director

Sharon E. Tudisco
Director

Diane Howard Belding
Director


Custodian
--------------------------------------------------------------------------------

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Transfer Agent
--------------------------------------------------------------------------------

Boston Financial Data Services
P.O. Box 8244
Boston, MA 02266


Legal Counsel
--------------------------------------------------------------------------------

Paul, Hastings, Janofsky & Walker LLP
345 California Street, 29th Floor
San Francisco, CA 94104


Independent Auditors
--------------------------------------------------------------------------------

Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105


Additional SIFE Services
--------------------------------------------------------------------------------

SIFE Trust Fund provides continuing individual services to the Investor, including assistance for changes of beneficiary, assignments, redemptions and the purchase of additional fund shares. SIFE representatives are prepared to assist you in establishing retirement accounts, including IRA's, IRA-SEP's, SIMPLE IRA's, Roth IRA's Education IRA's and Section 403(b)(7) accounts.

Inquiries concerning any of SIFE's services may be directed to your representative or the home office. For the convenience of Investors, you may call toll free (800) 231-0356 or (925) 988-2430 if you have a need for information or service. For current unit price, SIFE has a 24 hour toll-free number: (800) 553-7433.

This report and the financial statements contained herein are provided for the general information of the shareholders of SIFE Trust Fund. This report is not authorized for distribution to prospective investors in SIFE Trust Fund unless preceded or accompanied by an effective prospectus.

                                                         -----------------------
                                                         1999 SEMI-ANNUAL REPORT

[SIFE LOGO]

100 North Wiget Lane, P.O. Box 9007
Walnut Creek, CA 94598-0907


                                      SIFE

                      100 North Wiget Lane, P.O. Box 9007
                          Walnut Creek, CA 94598-0907
                   Phone (800) 231-0356 / fax (925) 943-1783
                             Website: www.sife.com
                              Ticker Symbol: SIFEX

                            (C) 1998 SIFE Trust Fund